UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 23, 2005

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	1-06446 (Commission File Number)	48-0290000 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 23, 2005, Kinder Morgan, Inc. and 1197774 Alberta ULC, an Alberta unlimited liability corporation that is a wholly owned subsidiary of Kinder Morgan, Inc. (the "Borrower"), entered into a 364-Day Credit Agreement (the "Credit Agreement") among the Borrower, as borrower, Kinder Morgan, Inc., as guarantor, Citibank, N.A., Canadian Branch, as Administrative Agent and Lender, and Merrill Lynch Capital Canada Inc., as Lender.  The Credit Agreement provides a committed credit facility in the Canadian dollar equivalent of US$2.25 billion.  The Credit Agreement provides that the margin the Borrower will pay with respect to borrowings and the facility fee the Borrower will pay on the total commitment will vary based on Kinder Morgan, Inc.'s senior debt investment rating. The credit facility can be used for Kinder Morgan, Inc.'s acquisition of Terasen Inc., a corporation existing under the laws of British Columbia ("Terasen"), and general corporate purposes, and includes financial covenants and events of default that are common in such arrangements.  The Credit Agreement will mature on November 22, 2006.  If Kinder Morgan, Inc., the Borrower or any of the Borrower's subsidiaries consummates a capital markets financing after the closing of the Terasen acquisition, the commitments of the Lenders under the Credit Agreement will on the date such capital markets financing is consummated be permanently reduced or terminated automatically by an amount equal to the net proceeds of such financing, and the Borrower shall prepay such amount.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement which is filed as Exhibit 10.1 to this Form 8−K and incorporated into this Item 1.01 by reference.

Item 2.01  Completion of an Acquisition or Disposition of Assets.

On November 30, 2005, Kinder Morgan, Inc. completed the acquisition of all of the stock of Terasen pursuant to a Combination Agreement dated as of August 1, 2005, among Kinder Morgan, Inc., one of its wholly-owned subsidiaries, and Terasen (the "Combination Agreement").  Terasen shareholders were able to elect, for each Terasen share held, either (i) Cdn$35.75 in cash, (ii) 0.3331 shares of Kinder Morgan, Inc. common stock, or (iii) Cdn$23.25 in cash plus 0.1165 shares of Kinder Morgan, Inc. common stock.  In the aggregate, Kinder Morgan, Inc. issued 12,479,858 shares of its common stock and paid approximately Cdn$2.49 billion in cash to Terasen securityholders.  The number of shares of Kinder Morgan, Inc. common stock actually delivered may decrease slightly because cash will be paid in lieu of fractional shares.

Terasen, based in Vancouver, Canada, is a leading provider of energy and utility services in Canada.  Through Terasen Gas and Terasen Gas (Vancouver Island), Terasen distributes natural gas to approximately 875,000 customers, representing more than 95 percent of natural gas consumers in British Columbia.  Through Terasen Pipelines, the company provides petroleum transportation services from the Athabasca oilsands to Edmonton, and from Alberta to British Columbia, Washington State, the U.S. Rocky Mountain region and the U.S. Midwest.

Funds for the acquisition were provided by borrowings under the Credit Agreement.  The Lenders and certain of their affiliates have engaged in, and in the future may engage in, investment banking, commercial banking and other commercial dealings in the ordinary course of business with Kinder Morgan, Inc. and its affiliates.  They have received customary fees, commissions and expense reimbursement for these transactions.  Affiliates of the Lenders also are counterparties to hedging arrangements with Kinder Morgan, Inc. or its affiliates.

Kinder Morgan, Inc. will file with the Securities and Exchange Commission within 71 calendar days after the date this Current Report on Form 8-K was required to be filed the consolidated financial statements of Terasen, the supplemental information of Terasen, and the pro forma condensed combined financial statements required by Items 9.01(a) and (b) of Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation.

On November 23, 2005, the Borrower and Kinder Morgan, Inc. entered into the Credit Agreement described under Item 1.01 above.  On November 30, 2005, the Borrower borrowed approximately Cdn$2.49 billion in connection with the closing of the acquisition of Terasen.  The description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement filed as Exhibit 10.1 to this Form 8−K and incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As disclosed under Item 2.01, on November 30, 2005, Kinder Morgan, Inc. issued 12,479,858 shares of its common stock, par value $5.00 per share, in connection with the closing of the acquisition of Terasen.  The shares were issued in reliance on the exemption from registration provided by Section 3(a)(10) under the Securities Act of 1933, as amended (the "Securities Act").  The shares were issued in exchange for bona fide outstanding securities of Terasen pursuant to an arrangement, contemplated by the Combination Agreement, which was approved by the Supreme Court of British Columbia, after a hearing on the fairness of the terms and conditions of the arrangement at which all persons to whom the shares were proposed to be issued in the exchange had the right to appear.

Item 7.01 Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

On November 30, 2005, two press releases, in the forms filed as Exhibit 99.1 and 99.2 hereto, were issued concerning the closing of Kinder Morgan, Inc.'s acquisition of Terasen pursuant to the Combination Agreement.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits.

10.1

364-Day Credit Agreement, dated as of November 23, 2005, by and among 1197774 Alberta ULC, as Borrower, Kinder Morgan, Inc., as Guarantor, the lenders party thereto, and Citibank, N.A., Canadian Branch, as Administrative Agent.

99.1

Press Release of Kinder Morgan, Inc., dated November 30, 2005.

99.2

Press Release of Terasen Inc., dated November 30, 2005.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated:  November 30, 2005

By:  /s/ Joseph Listengart

Joseph Listengart

Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1

364-Day Credit Agreement, dated as of November 23, 2005, by and among 1197774 Alberta ULC, as Borrower, Kinder Morgan, Inc., as Guarantor, the lenders party thereto, and Citibank, N.A., Canadian Branch, as Administrative Agent.

99.1	Press Release of Kinder Morgan, Inc., dated November 30, 2005.
99.2	Press Release of Terasen Inc., dated November 30, 2005.